                                                          Exhibit 10.30


              SECOND AMENDED AND RESTATED DISTRIBUTION AGREEMENT



         THIS SECOND AMENDED AND RESTATED DISTRIBUTION AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of July 1, 1994, by and among PHARMATHERA, INC -Registered Trademark-, a Tennessee corporation (hereinafter referred to as "PTI"), NOVA FACTOR, INC., a Tennessee corporation (hereinafter referred to as "Nova Factor") and GENZYME CORPORATION, a Massachusetts corporation (hereinafter referred to as "Genzyme").

                             W I T N E S S E T H :

         WHEREAS, Genzyme is the manufacturer of the prescription drug Ceredase -Registered Trademark- enzyme which has been approved by the United States Food and Drug Administration for the treatment of Gaucher's disease;

         WHEREAS, in order to facilitate the national distribution of the drug, PTI and Nova Factor, as PTI's successor in interest from and after July 1, 1994, desire to purchase Ceredase -Registered Trademark- enzyme from Genzyme, and Genzyme desires to sell Ceredase -Registered Trademark- enzyme to PTI or Nova Factor, as applicable, for resale, upon the terms and subject to the conditions hereinafter set forth;

         WHEREAS, PTI and Genzyme have entered into a Distribution Agreement dated April 18, 1991 (the "Unamended Distribution Agreement") and an Amended and Restated Distribution Agreement dated February 15, 1993 (the "Amended Distribution Agreement");

         WHEREAS, pursuant to that certain Assignment and Assumption Agreement (the "Assignment") between PTI and Nova Factor dated as of July 1, 1994, PTI assigned to Nova Factor, and Nova Factor assumed all of PTI's rights, duties, responsibilities and liabilities in and under the Unamended Distribution Agreement, the Amended Distribution Agreement, the Security

Agreement (as hereinafter defined) and the Amended and Restated Security Agreement (as hereinafter defined);

         WHEREAS, PTI, Nova Factor and Genzyme desire to further amend and restate the terms of the Unamended Distribution Agreement and the Amended Distribution Agreement as set forth in this Agreement;

         WHEREAS, the terms and conditions of this Agreement shall govern certain sales of Ceredase -Registered Trademark- enzyme made by PTI during the period commencing on April 1, 1994 and ending on June 30, 1994, and the terms and conditions of this Agreement shall govern all sales of Ceredase -Registered Trademark- enzyme made by Nova Factor from and after July 1, 1994;

         WHEREAS, PTI has entered into a Security Agreement and Subordination Agreement, each dated April 18, 1991 (the "Security Agreement"), to secure its obligations under the Unamended Distribution Agreement, and the terms and conditions of such Security Agreement and Subordination Agreement remain in full force and effect with respect to the Unamended Distribution Agreement (subject, however, to the effect of the Assignment from and after July 1, 1994);

         WHEREAS, PTI has entered into an Amended and Restated Security Agreement, dated February 15, 1993 (the "Amended and Restated Security Agreement"), to secure its obligations under the Amended Distribution Agreement, and the terms and conditions of such Amended and Restated Security Agreement remain in full force and effect with respected to the Amended Distribution Agreement (subject, however, to the effect of the Assignment from and after July 1, 1994); and

         WHEREAS, the parties desire that PTI's and Nova Factor's obligations to Genzyme under this Agreement shall also be secured by the Amended and Restated Security Agreement.

         NOW, THEREFORE, for and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                  ARTICLE I
                               Distributorship

         1.1 Appointment. Genzyme hereby appoints (1) PTI, for the period commencing on April 1, 1994 and ending on June 30, 1994, to act as a preferred distributor of Ceredase -Registered Trademark- enzyme in all the states of the United States, and (2) Nova Factor, from and after July 1, 1994, to act as a preferred distributor of Ceredase -Registered Trademark-enzyme in all the states of the United States (each of PTI and Nova Factor, during the period that the foregoing appointment is in effect with respect to such party, is hereinafter referred to as the "Distributor"), and the Distributor hereby accepts such appointment. During the period of time that this Agreement is in effect, the Distributor shall sell Ceredase -Registered Trademark- enzyme to third parties, and perform the other obligations set out herein.

         1.2 Territory. Subject to the rights of Genzyme under this Section 1.2, the Distributor shall be a distributor of Ceredase -Registered Trademark- enzyme in all the states of the United States. The parties further agree and acknowledge that (1) Genzyme may distribute Ceredase -Registered Trademark- enzyme in all the states of the United States directly through health care providers and pharmacies and notwithstanding the grant of a distributorship to the Distributor, such direct distribution by Genzyme shall not be construed to be a violation of this Agreement and (2) Genzyme may at its option appoint additional distributors of Ceredase -Registered Trademark-in any or all of the states of the United States. Genzyme will provide the Distributor with notice of the appointment of any additional distributors as of the effective date of any such appointment.

         1.3 Terms Applicable to Distributorship. The Distributor shall have sole responsibility and authority for determining the price at which it will resell Ceredase -Registered Trademark- enzyme to its customers. Genzyme shall not be involved in that determination in any way. In the event that the Distributor determines to sell Ceredase -Registered Trademark- enzyme at the price per unit at which it buys Ceredase -Registered Trademark- enzyme from Genzyme, the distributorship shall be subject to the terms and conditions set forth in Article III of this Agreement. In the event PTI determines to sell Ceredase -Registered Trademark- enzyme at a price other than the price per unit at which it buys Ceredase -Registered Trademark- enzyme from Genzyme, the purchase and sale of Ceredase -Registered Trademark- enzyme shall be conducted in the manner set forth in Article II of this Agreement. At or prior to the time of execution of this Agreement, the Distributor shall make an initial written election to be subject to the terms of Article II or
Article III or this Agreement. After the date hereof, the Distributor may, from time to time, change this election upon ninety (90) days prior written notice to Genzyme.

         1.4 Applicability of Unamended Distribution Agreement. The terms and conditions of the Unamended Distribution Agreement (subject, however, to the effect of the Assignment from and after July 1, 1994) shall govern all inventory of Ceredase -Registered Trademark- enzyme located at the Distributor's Warehouse (as defined below) prior to or on October 31, 1992, all accounts receivable generated from sales of Ceredase -Registered Trademark- enzyme prior to November 1, 1992, and all accounts receivable generated from the sale of the inventory of Ceredase -Registered Trademark-enzyme located at the Distributor's Warehouse on or prior to October 31, 1992.

         1.5 Applicability of Amended Distribution Agreement. The terms and conditions of the Amended Distribution Agreement shall govern all inventory of Ceredase -Registered Trademark- enzyme received at the Distributor's Warehouse between November 1, 1992 and March 31, 1994, all accounts receivable generated from sales of Ceredase -Registered Trademark-between November 1, 1992 and March 31, 1994, and all accounts receivable generated from the sale of the inventory of Ceredase -Registered Trademark-enzyme received at the Distributor's Warehouse between November 1, 1992 and March 31, 1994. The terms and conditions of this Agreement shall otherwise govern the sales of Ceredase -Registered Trademark- enzyme by the Distributor.

         1.6 Security Interest. PTI and Nova Factor each acknowledge and agree that the Security Agreement secures the obligations of PTI and, by virtue of the Assignment, Nova Factor, to Genzyme under the Unamended Distribution Agreement and that the Amended and Restated Security Agreement secures the obligations of PTI and, by virtue of the Assignment, Nova Factor, to Genzyme under the Amended Distribution Agreement. In addition to the foregoing, PTI and Nova Factor each hereby agree that all of the Distributor's obligations to Genzyme under this Agreement also shall be secured by the Amended and Restated Security Agreement. In connection therewith, PTI, Nova Factor and Genzyme agree to amend the Security Agreement such that all references therein to PTI, effective July 1, 1994, shall be deemed references to Nova Factor, and PTI, Nova Factor and Genzyme agree to amend the Amended and Restated Security Agreement as follows:

         (a) The definition of Secured Obligations in the Amended and Restated Security Agreement is hereby amended to include the following: (i) all amounts payable by PTI and, by virtue of the Assignment, Nova Factor, to Genzyme under the Amended Distribution Agreement or this Agreement, (ii) all other obligations of PTI and, by virtue of the Assignment, Nova Factor, under the Amended Distribution Agreement or this Agreement, and (iii) all obligations of PTI and by virtue of the Assignment, Nova Factor, under the Amended and Restated Security Agreement, as amended hereby.

         (b) Paragraphs (a), (b), and (c) of Section 1.1 of the Amended and Restated Security Agreement are hereby amended to read in their entirety as follows:

               "(a) All Ceredase -Registered Trademark- enzyme sold by Secured Party to PTI from time to time pursuant to the Amended and Restated Distribution Agreement or the Second Amended and Restated Distribution Agreement, dated as of July 1, 1994, among PTI, Nova Factor, Inc. and Secured Party (collectively, the "Inventory");

               (b) All accounts, chattel paper, instruments and general intangibles (as such terms are defined in Article 9 of the Uniform Commercial Code as enacted in the State of Tennessee), accounts receivable and other obligations of any kind, whether or not evidenced by an instrument or chattel paper (collectively, the "Accounts") or PTI of representing or arising from the sale of Ceredase -Registered Trademark- enzyme by PTI from the Inventory; and

               (c) Any and all additions to any of the foregoing, and any and all replacements, products and proceeds (including insurance proceeds) of any of the foregoing."

         (c) All references in the Amended and Restated Security Agreement to the Amended Distribution Agreement or to a section or sections thereof, shall be deemed to include a reference to this Agreement or the appropriate section or sections hereof.

         (c) All references in the Amended and Restated Security Agreement to PTI, effective July 1, 1994, shall be deemed references to Nova Factor.


                                  ARTICLE II
         Purchase of Ceredase -Registered Trademark- Enzyme for Resale

         2.1 Election of Article II. This Article II shall govern the terms and conditions of the sale of Ceredase -Registered Trademark- enzyme to the Distributor by Genzyme, to the exclusion of Article III, at such times during the term of this Agreement as the Distributor elects in accordance with
Section 1.3 of this Agreement.

         2.2 Orders for Ceredase -Registered Trademark- Enzyme. The Distributor shall order Ceredase -Registered Trademark- enzyme from Genzyme, and Genzyme shall sell Ceredase -Registered Trademark- enzyme to the Distributor; provided however, that any portion of an order that remains unfilled 30 days after receipt of such order by Genzyme may be cancelled at the Distributor's option upon notice to Genzyme. Genzyme shall ship Ceredase -Registered Trademark- enzyme at its cost to the Distributor in a sealed vial. Each vial shall contain either 50 or 400 International Units of Ceredase -Registered Trademark- enzyme. Each vial of Ceredase -Registered Trademark- enzyme shall be packaged in an individual box, containing a package insert and United States Food and Drug Administration ("FDA")-approved labeling. Genzyme shall have the option of shipping several individual boxes in a larger shipping container. Genzyme shall ship each order of Ceredase -Registered Trademark- to the

Distributor at its warehouse in Memphis, Tennessee (the "Warehouse") or such other place as the parties shall agree, at Genzyme's expense. Shipment shall be made by common carrier, overnight courier or any other similar method of shipment in Genzyme's discretion.

         2.3 Title. Upon the shipment of Ceredase -Registered Trademark- to the Distributor, title to Ceredase -Registered Trademark- enzyme shall pass to the Distributor. Upon receipt by the Distributor, , the Distributor shall assume all responsibility for the marketing, storage, insurance, delivery and billing of all Ceredase -Registered Trademark- enzyme provided to it under this Article II. Upon receipt of each shipment of Ceredase -Registered Trademark- enzyme by the Distributor, the Distributor shall immediately inspect the shipment for obvious damage to the shipping container, and each box containing a vial of Ceredase -Registered Trademark- enzyme. The Distributor shall have no obligation to inspect the contents of the vials, nor shall the Distributor open or unseal the vials. The Distributor shall also confirm whether the number of vials received by the Distributor equals the number of vials recorded on the applicable shipping documents, and the Distributor shall note any discrepancies in the number of vials received by the Distributor on the shipping documents accompanying such shipment of Ceredase -Registered Trademark- enzyme and immediately notify Genzyme of any such discrepancies. The Distributor shall not manufacture, mix or process any Ceredase -Registered Trademark- enzyme.

         2.4 Billing. No earlier than the date of shipment to the Distributor, Genzyme shall invoice the Distributor for each shipment of Ceredase -Registered Trademark- enzyme at Genzyme's then current price. Payment of the invoice shall be due, net of returns, * (*) days from the date of the invoice. In the event that the Distributor fails to pay such invoice in full within * (*) days, the Distributor shall pay Genzyme late payment charges of * percent (*%) per annum on all unpaid amounts due under such invoice calculated from the



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

end of that * (*) day period. The parties hereto agree that should any provision of this Section 2.4 violate any law, rule or regulation pertaining to issuing or the contracting for or charging of interest, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied as a prepayment of future obligations due by the Distributor to Genzyme under this Article II, and if any amount so prepaid shall be unused upon termination of the Distributor's election to be subject to Article II, the excess of the prepaid amounts over the amounts actually due to Genzyme shall be immediately returned to the Distributor.

         2.5 Compliance with Pharmacy Laws. The Distributor shall dispense or ship Ceredase -Registered Trademark- enzyme pursuant to a prescription or authorized purchase order solely in compliance with applicable federal or state laws, regulations, and orders including pharmacy laws.

         2.6 Pharmacy Records. The Distributor shall maintain such pharmacy records as are required by applicable federal and state law, regulations and orders. Such records shall remain the property of the Distributor. However, the Distributor shall permit Genzyme access to, and the right to obtain copies of, such records, except to the extent limited by law.

         2.7 Packaging. The Distributor shall pack Ceredase -Registered Trademark- enzyme in cold packs, cartons or other packaging with such insulation or other packing materials as required by the package insert or FDA-approved labeling, or as otherwise agreed by the parties.

         2.8 Recall Information. The Distributor shall generate such distribution, sales, customer, account and financial reports, including records necessary to trace lot numbers to Ceredase -Registered Trademark-enzyme Patients to monitor shelf life and trace shipments and such other data and information as the parties shall agree.



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

                                    ARTICLE III

                              Coordinate Distribution

          3.1 Election of Article III. This Article III shall govern the terms and conditions of the sale of Ceredase-Registered Trademark- enzyme to the Distributor by Genzyme, to the exclusion of Article II, at such times during the term of this Agreement as the Distributor so elects in accordance with Section 1.3 of this Agreement.

          3.2 Purchase and Maintenance of Inventory of Ceredase-Registered Trademark- Enzyme.

          (a) Sale of Ceredase-Registered Trademark- Enzyme. The Distributor shall order Ceredase-Registered Trademark- from Genzyme, and Genzyme shall sell Ceredase-Registered Trademark- enzyme to the Distributor. Genzyme shall at its cost ship each order of Ceredase-Registered Trademark-enzyme to the Distributor at its warehouse in Memphis, Tennessee (the "Warehouse"). Title to each such order of Ceredase-Registered Trademark-enzyme shipped to the Distributor hereunder shall pass to the Distributor at the point of shipment to the Distributor.

          (b) Inventory. The Distributor agrees that it will purchase adequate amounts of Ceredase-Registered Trademark- enzyme to maintain an average of * days inventory during each calendar quarter; provided that, the Distributor agrees that at the option of Genzyme it will purchase adequate amounts to bring the inventory up to a *-day level prior to the end of any such calendar quarter, however, in no event will such purchase cause the inventory to exceed an average of * days for such calendar quarter; provided further that in no event shall the Distributor be required to have inventory of Ceredase-Registered Trademark- enzyme on hand in excess of * dollars. The calculation of inventory will be based upon the average of the unit sales volume for the previous month, the projected unit sales volume for the current month, and the projected



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

unit sales volume for the next month as described in Exhibit A attached hereto. Genzyme shall use reasonable efforts to assure that all Ceredase-Registered Trademark- enzyme shipped to the Distributor by Genzyme
will have a remaining shelf life of at least *      (*) days. At any time
which is at least *      (*) days prior to the expiration date of
Ceredase-Registered Trademark-, the Distributor shall have the right to return to Genzyme such Ceredase-Registered Trademark- enzyme that had a
remaining shelf life of less than *      (*) days when it was received by
the Distributor. All such returns shall be made to Genzyme for either replacement Ceredase-Registered Trademark- enzyme or for a credit to the amount owed by the Distributor to Genzyme equal to the Distributor's purchase price of such Ceredase-Registered Trademark- enzyme, as may be elected by Genzyme. The service fees earned by the Distributor for any Ceredase-Registered Trademark- enzyme returned to Genzyme pursuant to this
Section 3.2(b) shall be credited against future service fees earned by the Distributor, or Genzyme may request that the Distributor reimburse it for service fees paid to the Distributor for Ceredase-Registered Trademark-enzyme that is returned, as Genzyme may elect. The Distributor agrees to use the shortest dated Ceredase-Registered Trademark- enzyme first. The Distributor shall provide Genzyme weekly reports on inventory levels, which will be subject to audit at Genzyme's expense.

          (c) Billing. No earlier than the date of shipment of Ceredase-Registered Trademark- enzyme to the Distributor, Genzyme shall invoice the Distributor for such shipment at its then current average wholesale price for Ceredase-Registered Trademark- enzyme. Payment against the invoice, net of returns, will be due from the Distributor within *
(*) days of the date of Genzyme's invoice. In the event that the Distributor
fails to pay any such invoice in full within *     (*) days, the Distributor
shall pay Genzyme late payment charges of *      percent (*%) per annum on all
unpaid amounts due under such invoice calculated from the end of that *
(*) day period. The parties hereto agree that should any provision of



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

this Section 3.2(c) violate any law, rule or regulation pertaining to usury or the contracting for or charging of interest, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied as a prepayment of future obligations due by the Distributor to Genzyme under this Article III, and if any amount so prepaid shall be unused upon termination of the Distributor's election to be subject to Article III, the excess of the prepaid amounts over the amounts actually due to Genzyme shall be immediately returned to the Distributor.

          3.3   Shipment and Warehousing.

          (a) Shipment to the Distributor. Genzyme shall ship Ceredase-Registered Trademark- enzyme to the Distributor in a sealed vial. Each vial shall contain either 50 or 400 International Units of Ceredase-Registered Trademark- enzyme. Each vial of Ceredase-Registered Trademark- enzyme shall be packaged in an individual box, containing a package insert and United States Food and Drug Administration ("FDA")-approved labeling. Genzyme shall have the option of shipping several individual boxes in a larger shipping container.

          (b) Inspection of Shipment. Upon receipt of each shipment of Ceredase-Registered Trademark- enzyme by the Distributor, the Distributor shall immediately inspect the shipment for obvious damage to the shipping container and each box containing a vial of Ceredase-Registered Trademark-enzyme. The Distributor shall have no obligation to inspect the contents of the vials, nor shall the Distributor open or unseal the vials. The Distributor shall also confirm whether the number of vials received by the Distributor equals the number of vials recorded on the applicable shipping documents, and the Distributor shall note any discrepancies in the number of vials received by the Distributor on the shipping documents accompanying such shipment of Ceredase-Registered Trademark- enzyme and immediately notify Genzyme of any such discrepancies.

          (c) Storage. The Distributor shall store all Ceredase-Registered Trademark- enzyme at the Distributor's Warehouse and shall not store Ceredase-Registered Trademark- enzyme at any other location without the prior written consent of Genzyme. The Distributor shall not manufacture, mix, or process any Ceredase-Registered Trademark- enzyme. The Distributor shall be responsible for inventory control of Ceredase-Registered Trademark- enzyme, subject to Genzyme's determination of the appropriate shelf life of Ceredase-Registered Trademark- enzyme. The Distributor shall segregate Ceredase-Registered Trademark- enzyme from any other item stored by it and shall not commingle Ceredase-Registered Trademark- enzyme with any other item in its custody or control. For so long as any Ceredase-Registered Trademark-enzyme is in the Distributor's possession, the Distributor shall store Ceredase-Registered Trademark- enzyme in accordance with the requirements set forth in Ceredase-Registered Trademark-'s enzyme package insert and FDA-approved labeling, including any requirements with respect to refrigeration.

          (d) Risk of Loss. The Distributor shall bear the risk of loss, theft, destruction or damage of each vial of Ceredase-Registered Trademark-enzyme from receipt of each shipment containing the vial from Genzyme until delivery of such vial of Ceredase-Registered Trademark- enzyme to a patient (a "Patient)", physician, clinic or hospital (any of a Patient, physician, clinic or hospital may hereafter be referred to as a "Ceredase-Registered Trademark- Enzyme Customer"). Genzyme shall, at its cost, insure all Ceredase-Registered Trademark- enzyme against loss from the time of shipment until delivery to the Distributor. The Distributor shall, at its cost, insure all Ceredase-Registered Trademark- enzyme in its possession until the delivery of Ceredase-Registered Trademark- enzyme to a Ceredase-Registered Trademark- Enzyme Customer for its replacement (i.e., market) value against fire, theft, loss or destruction, and such other risks as are customarily insured against by prudent persons in a similar line of business, with an insurance carrier qualified to do business (in the State of Tennessee or such other place as Genzyme may authorize.) The Distributor shall provide Genzyme with certificates of such insurance prior to the Distributor's election to be subject to the terms of
Article III.

          3.4 Marketing and Sales. Genzyme covenants and agrees that it will provide such marketing, sales and patient/physician educational materials as shall be deemed necessary by Genzyme to adequately promote and market Ceredase-Registered Trademark- enzyme. The Distributor shall have no responsibility for undertaking any sales efforts in connection with Ceredase-Registered Trademark- enzyme and all inquiries received by the Distributor concerning potential sales or prescriptions of Ceredase-Registered Trademark- enzyme shall be referred to Genzyme by the Distributor.

          3.5   Designation of Patients and Recipients.

          (a) Patient Status. The Distributor shall sell Ceredase-Registered Trademark- enzyme under this Article III only to a Patient previously approved by Genzyme (an "Approved Patient") or to a physician, hospital or clinic for administration to an Approved Patient. If sale is made to an Approved Patient, shipment may nonetheless be made to a physician, hospital or clinic, which will dispense Ceredase-Registered Trademark- enzyme to the Approved Patient. Before approving the initial shipment to, or on behalf of, a Patient, Genzyme shall make such inquiries as Genzyme, in its sole discretion, deems appropriate to determine whether Ceredase-Registered Trademark- enzyme is indicated for such Patient, which inquiries shall include obtaining a letter or summary of medical necessity signed by Patient's physician where required by the third party payor and determining the availability of insurance or other source for payment for Ceredase-Registered Trademark- enzyme.

          (b) Patient Tracking System. The Distributor shall establish a patient tracking system in a mutually acceptable format that tracks the dose, dosage changes and frequency of administration of Ceredase-Registered Trademark- enzyme prescribed by physicians for all Approved Patients. The Distributor shall provide Genzyme with data on all Approved Patients added each month.

          (c) Transmission of Records. Genzyme shall promptly forward to the Distributor such documentation as is reasonably necessary for the Distributor to transmit the initial shipment of Ceredase-Registered Trademark- enzyme, and to permit the Distributor to file claims with a third party payor, if any, or to submit invoices to the appropriate
Ceredase-Registered Trademark- Enzyme Customer.

          3.6   Distribution and Pharmacy Services.

          (a) Physician Authorization. Following the inquiry provided for in Section 3.5 of this Agreement, Genzyme shall notify the Distributor that a Patient is an Approved Patient. Prior to dispensing Ceredase-Registered Trademark- enzyme to, or on behalf of, an Approved Patient, the Distributor shall obtain:

                (i) a prescription which is either (A) in proper form signed by the Approved Patient's physician, which physician shall be duly licensed to practice medicine and dispense drugs in accordance with applicable state and federal law, or (B) communicated verbally by said physician if such communication is valid under applicable state law; or

          (ii) an authorized purchase order from an entity, such as a clinic or hospital, authorized under applicable state law to dispense drugs to the Approved Patient(s).

          In the event that shipment of Ceredase-Registered Trademark- enzyme is to be made to a Ceredase-Registered Trademark- Enzyme Customer who wishes to designate the Distributor as its billing agent, a signed Sales and Billing Agency Agreement (the "Sales Agreement"), substantially in the form of Exhibit B hereto shall be obtained from such Ceredase-Registered Trademark-Enzyme Customer.

          (b) Compliance with Pharmacy Laws. The Distributor shall dispense or ship Ceredase-Registered Trademark- enzyme pursuant to a prescription or authorized purchase order solely in compliance with applicable federal and state laws, regulations, and orders including pharmacy laws. The Distributor may ship sufficient amounts of Ceredase-Registered Trademark- enzyme to a physician, hospital or clinic to permit dispensing of single or multiple doses, but only if such dose(s) are to be administered to an Approved Patient(s). The Distributor shall not provide Ceredase-Registered Trademark-enzyme to any Ceredase-Registered Trademark- Enzyme Customer, without the prior authorization of Genzyme.

          (c) Pharmacy Records. The Distributor shall maintain such pharmacy records as are required by applicable federal and state law, regulations and orders. Such records shall remain the property of the Distributor. However, the Distributor shall permit Genzyme access to, and the right to obtain copies of, such records, except to the extent limited by law.

          3.7 Shipment of Ceredase-Registered Trademark- Enzyme to Ceredase-Registered Trademark- Enzyme Customers.

          (a) Confirmation of Information. The Distributor shall, before dispensing or shipping Ceredase-Registered Trademark- enzyme, (i) confirm with the Approved Patient's third party payor, if any, the necessary billing forms and billing procedures, including billing address, required to file any claim for the Ceredase-Registered Trademark- enzyme on the Distributor's or such Approved Patient's behalf, or, in the event the Distributor is acting as billing agent for a Ceredase-Registered Trademark- Enzyme Customer pursuant to an executed Sales Agreement, for such Ceredase-Registered Trademark- Enzyme Customer and (ii) make due inquiry whether it may lawfully dispense Ceredase-Registered Trademark- enzyme in the state to which shipment has been directed.

          (b) Inventory Availability. The Distributor shall be required to ship Ceredase-Registered Trademark- enzyme only from Ceredase-Registered Trademark- enzyme inventory which Genzyme has previously delivered to the Distributor.

          (c) Packaging. The Distributor shall pack Ceredase-Registered Trademark- enzyme in cold packs, cartons or other packaging with such insulation or other packing materials as required by the package insert or FDA-approved labeling, or as otherwise agreed by the parties. The Distributor shall, at its cost, cause Ceredase-Registered Trademark- enzyme to be delivered to Ceredase-Registered Trademark- Enzyme Customers by common carrier, overnight courier or other similar method of shipment selected by the Distributor.

          (d) Return of Ceredase-Registered Trademark- Enzyme. In the event that a shipment of Ceredase-Registered Trademark- enzyme is refused or rejected by the Ceredase-Registered Trademark- Enzyme Customer, the Distributor will cause the shipment of Ceredase-Registered Trademark- Enzyme to be returned to the Distributor's Warehouse at the Distributor's expense. Upon return, Genzyme will direct the Distributor, at Genzyme's cost, either to (i) return the refused shipment to Genzyme or (ii) destroy the refused shipment.

          3.8   Billing Services.

          (a) After compliance by the Distributor with its obligations under Section 3.7(a), upon delivery of Ceredase-Registered Trademark- enzyme to a Ceredase-Registered Trademark- Enzyme Customer, the Distributor shall prepare and mail an invoice for such shipment within * (*) business days after receipt by the Distributor of the documentation necessary for billing to be provided by Genzyme under Section 3.5 of this Agreement and thereafter to any third party payor. Each invoice, as appropriate, shall be on a form agreed to by the parties or upon the standardized form (such as HCFA - 1500 - Health Insurance Claim Form) required by a third party payor or in such electronic billing format as may be required. In the event Ceredase-Registered Trademark- enzyme is dispensed to an Approved Patient, the Distributor shall submit the invoice to the Approved Patient or, if authorized to do so, to the applicable third party payor. If the Distributor has shipped Ceredase-Registered Trademark- enzyme to a Ceredase-Registered Trademark- Enzyme Customer which is not an Approved Patient, the Distributor shall submit the invoice to the Ceredase-Registered Trademark- Enzyme Customer (except a Ceredase-Registered Trademark- Enzyme Customer for which the Distributor acts as a billing agent). If the Distributor has shipped Ceredase-Registered Trademark-



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

enzyme to a Ceredase-Registered Trademark- Enzyme Customer for which the Distributor acts as billing agent, the Distributor shall submit the invoice in the manner provided in the Sales Agreement.

          (b) The Distributor shall use reasonable efforts to comply with all requirements for the submission of claims imposed by each third party payor for an Approved Patient.

          (c) The Distributor shall comply with all applicable federal and state laws, regulations and orders, including Medicare requirements, in its capacity as billing agent for any Ceredase-Registered Trademark- Enzyme Customer pursuant to the Sales Agreement.

          3.9 Collection. The Distributor shall be responsible for the collection of all monies due for the sale by the Distributor of Ceredase-Registered Trademark- enzyme and all such monies shall belong to the Distributor.

          3.10 Bad Debts and Delinquent Accounts. The Distributor shall bear the risk of loss on all uncollected accounts and bad debts resulting from sales and shipments of Ceredase-Registered Trademark- enzyme by the Distributor under this Article III.

          3.11 Accounting and Financial Reporting. The Distributor shall maintain records and books of account, in the form of computer data or otherwise, which will identify the Distributor's inventory of Ceredase-Registered Trademark- enzyme, each sale and shipment of Ceredase-Registered Trademark- enzyme by the Distributor (showing recipient's name, amount of drug dispensed, and charges for said drug), and all revenue collected from the sale and distribution of Ceredase-Registered Trademark-enzyme by the Distributor properly applied to and against the invoices for said drug generated by the Distributor. In addition to these records, the Distributor shall generate such distribution, sales, customer, account and financial reports, including records necessary to trace lot numbers to Ceredase-Registered Trademark- Enzyme Patients, to monitor shelf life and trace shipments and such other data and information (collectively "Accounting Records") as the parties shall agree. The Distributor agrees that on a monthly basis, it will furnish Genzyme with an accounting of all Ceredase-Registered Trademark- enzyme received, all Ceredase-Registered Trademark- enzyme shipped and, all bills submitted and all revenues collected in connection with Ceredase-Registered Trademark-enzyme sold and distributed, by the Distributor during that month.

          3.12   Computer System Access.

           (a) Terms of Access. The Distributor maintains an IBM AS400 computer system. The Distributor shall establish a separate computer data base for demographic, account and Patient information regarding Ceredase-Registered Trademark- enzyme within the Distributor's IBM AS400 computer system, or any successor hardware. Genzyme shall be given direct inquiry (read only) access to the computer data base for Ceredase-Registered Trademark- enzyme maintained within the Distributor's computer system; provided, however, that Genzyme shall be responsible for obtaining at its cost all compatible terminal hardware, modems, telephone access lines, and all other hardware and materials necessary to access the Distributor's computer system. The Distributor shall also have full access to this data base. The Distributor will make available to Genzyme the necessary phone numbers, access codes and passwords which shall provide Genzyme with direct inquiry access solely to the Distributor's computer data base concerning Ceredase-Registered Trademark- Enzyme. Genzyme shall be responsible for all long distance charges incurred by Genzyme in using dial access to the Distributor's computer system. Genzyme acknowledges that the entry of data and information into the computer data base may be delayed, however, the Distributor will make all reasonable efforts to ensure that the information is current and will promptly notify Genzyme if the information in the data base is not current.

         (b) Confidentiality of Computer Data. The information contained in the data base is considered by the Distributor to be confidential. The Distributor shall provide Genzyme with a list of material in the database considered confidential by the Distributor in accordance with Section 4.5. Genzyme shall deal with all such data designated as confidential by the Distributor, together with any computer access codes and passwords provided to Genzyme by the Distributor to permit Genzyme access to said database, in accordance with Section 4.5.

         3.13 Audit. The Distributor shall allow Genzyme access to the Distributor's books and records related to the sale of Ceredase-Registered trademark- enzyme under this Article III for purposes of audit. Any such audit shall be at Genzyme's cost and shall be conducted at the Distributor's offices in Memphis, Tennessee during the Distributor's regular business hours, and upon Genzyme providing the Distributor with reasonable advance notice. Any amounts found from such audit due and owning Genzyme but unpaid shall thereafter be paid in accordance with the terms of this Agreement.

         3.14 Personnel. The Distributor shall designate certain of its personnel to perform the Distributor's obligations under this Article III, including those with respect to inventory, storage, shipment, billing, collections, accounting and record keeping. The Distributor shall be solely responsible for its employee's salaries, federal and state income tax withholding, Social Security tax withholding, worker's compensation benefits and fringe benefits. When the Distributor determines that the volume of its distribution of Ceredase-Registered trademark- enzyme requires, the Distributor shall dedicate certain of its personnel, which the Distributor shall select, exclusively to handle the Distributor's obligations under this
Article III.

         3.15  Compensation to the Distributor.

         (a) Service Fee. In consideration for the services provided to Genzyme by the Distributor under this Article III, Genzyme agrees to pay to
the Distributor a service fee for *      net of returns pursuant to this
Article III. In the event Genzyme has paid such fee with respect to Ceredase-Registered trademark- enzyme which is returned by the Distributor to Genzyme, the Distributor shall reimburse the service fee applicable to such returned Ceredase-Registered trademark- enzyme at the time it is returned. For Ceredase-Registered trademark- enzyme purchased between April 1, 1994 and
December 31, 1994, the amount of the service fee per unit shall be $*   . The
amount of the service fee will be renegotiated for each calendar year (or a portion thereof) thereafter in accordance with Section 3.17.

         (b)   Invoicing. Genzyme shall pay this service fee to the
Distributor within *      (*) days of the date that Genzyme invoices the
Distributor for a shipment of Ceredase-Registered trademark- enzyme. In the event that Genzyme fails to pay any such service fee in full within *
(*) days, Genzyme shall pay the Distributor late payment charges of * percent (* %) per annum on all unpaid amounts due pursuant to this Section
3.15 calculated from the end of that *      (*) day period. The parties
hereto agree that should any provision of this Section 3.15 violate any law, rule or regulation pertaining to usury or the contracting for or charging of interest, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied as a prepayment of future obligations due by Genzyme to the Distributor under this
Article III, and if any such amount so prepaid shall be unused upon termination of the Distributor's election to the subject to Article III, the excess of the prepaid fees over the fees actually due to the Distributor shall be immediately returned to Genzyme.



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

      (c) Reimbursement for Expenses. Upon presentment of invoices or other documentation of such expenses, Genzyme will reimburse the Distributor for any reasonable expenses which are the responsibility of Genzyme under this
Article III so long as such expenses are advanced by the Distributor with the prior approval of Genzyme. Genzyme will reimburse such expenses within *
(*) days of Genzyme's receipt of the documentation of any such expenses. Notwithstanding this Section 3.15(c), the Distributor shall be solely responsible for expenses incurred by it in carrying out its obligations under this Article III, including but not limited to, shipping, obtaining supplies, postage and printing necessary for the collection of accounts receivable generated by the Distributor's distribution of Ceredase-Registered trademark-enzyme.

      3.16 Taxes. The Distributor shall prepare and file all sales and use tax returns which are required by, and pay all taxes due to any state or local governmental entity from, or as a result of, the sale or distribution of Ceredase-Registered trademark- enzyme by the Distributor. To the extent directed by any Ceredase-Registered trademark- Enzyme Customer for whom the Distributor acts as billing agent, the Distributor will include the amount of such taxes on invoices submitted by the Distributor on behalf of said Ceredase-Registered trademark- Enzyme Customer if sales or use taxes are required to be collected from said Ceredase-Registered trademark- Enzyme Customer. The Distributor shall be liable for any personal property taxes on inventory of Ceredase-Registered trademark- enzyme held in Tennessee by the Distributor, any gross receipts or business taxes resulting from the sale or distribution of Ceredase-Registered trademark- enzyme by the Distributor, and to the extent required, shall include such inventories of Ceredase-Registered trademark- enzyme held by the Distributor, and sales of Ceredase-Registered trademark- enzyme distributed by the Distributor, in the Distributor's federal and state income and franchise tax returns. To the extent that the Distributor is required to file tax returns with any governmental entity in regard to the distribution and sale of



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

Ceredase-Registered trademark- enzyme by the Distributor pursuant to this
Article III and to remit taxes in connection therewith, other than income taxes for service fee income pursuant to Section 3.15 herein. Genzyme shall promptly reimburse the Distributor for such taxes upon presentation by the Distributor of evidence reasonably satisfactory to Genzyme that the Distributor has paid such taxes.

         3.17  Renegotiation of Terms.

         (a) Renegotiation of Terms of Article III. In the event that the Distributor elects to be subject to Article III during the first year of this Agreement, and if, upon the first anniversary of the effective date of this Agreement, any of the following shall have occurred: * , the Distributor may, within * (*) days after such anniversary, request in writing that Genzyme renegotiate those terms of this Agreement specified in such request. Genzyme shall have * (*) days from the receipt of such request to agree to renegotiate the terms specified in the request, together with such terms as Genzyme shall specify in its response, or to give notice of termination of this Agreement under Section 4.2(b)(ii).

         (b) Renegotiation of Service Fee. The service fee to be paid by Genzyme by the Distributor for services provided under this agreement will be renegotiated by the parties between * and * of each calendar year, with changes in such fee, if any, to become effective with respect to Ceredase-Registered trademark- enzyme purchased after * of the applicable calendar



* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

year, subject at all times to the parties' right of termination under Section 4.2(b)(ii). The service fee to be paid with respect to Ceredase-Registered trademark- enzyme purchased during the time period the parties are negotiating such fee shall be paid at the rate in effect during the preceding year, and once the parties agree upon a change such fee, if any, Genzyme shall promptly pay to the Distributor the amount by which the new service fee exceeds the previous service fee, or the Distributor promptly shall reimburse Genzyme the amount by which the new service fee is less than the previous service fee, whichever is applicable. The parties agree to use reasonable efforts to negotiate the service fee by * of each calendar year.

      3.18 Effect of Termination. Upon termination of the Distributor's election to be subject to this Article III for any reason, the Distributor shall promptly provide Genzyme with a final accounting of units of Ceredase-Registered trademark- enzyme held in inventory at termination, units shipped, billings, collections and such other information contained in the Accounting Records as is requested by Genzyme. A copy of all computer and other records concerning Ceredase-Registered trademark- enzyme, including the Accounting Records, maintained by the Distributor under this Article III, shall be provided to Genzyme; however, the Distributor shall maintain the original of said records.

                                  ARTICLE IV

                                 Miscellaneous

      4.1   Indemnity and Insurance.

      (a)   Indemnification. PTI, Nova Factor and Genzyme hereby agree that

            (i) The Distributor shall assume responsibility for and shall indemnify and hold Genzyme harmless and defend Genzyme from all


* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.

losses (including claims for injuries to employees of the Distributor or Genzyme), expenses, attorney's fees, damages, claims and judgments resulting solely from (A) the Distributor's breach of the terms of this Agreement; (B) the negligent acts or omissions or wrongful acts of the Distributor, its agents or employees; or (C) any misrepresentation or breach of any representation or warranty made herein by the Distributor; provided, however, that the Distributor shall have no liability to Genzyme for loss of profits to Genzyme in the event the Distributor is unable, through no fault of the Distributor's, to ship Ceredase-Registered trademark- enzyme to a Ceredase-Registered trademark- Enzyme Customer.

            (ii) Genzyme shall assume responsibility for and shall indemnify and hold the Distributor harmless and defend the Distributor from all losses (including claims for injuries to employees of the Distributor or Genzyme), expenses, attorneys' fees, damages, claims and judgments resulting from (A) Genzyme's breach of the terms of this Agreement; (B) the negligent acts or omissions or wrongful acts of Genzyme, its agent or employees; (C) any misrepresentation or breach of any representation or warranty made herein by Genzyme; or (D) any defect in the design, manufacture or condition of Ceredase-Registered trademark- enzyme supplied to the Distributor by Genzyme.

      (b) Insurance. During the term of this Agreement, the Distributor and Genzyme will each maintain general public liability, products liability and products property damage insurance, each policy with limits of not less than $1,000,000.00 per incident, $3,000,000.00 in the aggregate. All policies insuring against liability for bodily injury or death or damage to property shall include coverage for claims resulting from the sale and distribution of Ceredase-Registered trademark- enzyme and in the case of Genzyme, claims resulting from the manufacture of Ceredase-Registered trademark- enzyme. Genzyme and the Distributor will provide each other with certificates evidencing the insurance required hereunder, and all such policies shall provide that notice of cancellation or termination or reduction in the limits of or other material change to the coverage thereof shall be provided in advance to the other party. In the event of such cancellation, termination, reduction or change of coverage described herein, the party maintaining such insurance shall immediately obtain substitute or replacement coverage. Failure to obtain substitute or replacement coverage shall be grounds for the termination of this Agreement.

      4.2   Term, Renewal and Termination.

      (a) Term. This Agreement shall be for an initial term of three years from the date of execution, unless otherwise terminated in accordance with this section. Unless otherwise terminated, this Agreement will automatically renew at the expiration of the initial three-year term for an additional period of one year and shall thereafter automatically renew from year to year for additional one-year periods, unless Genzyme or the Distributor shall give written notice of cancellation to the other party at least 90 days prior to the end of the initial three-year term or the expiration of any extension.

      (b)   Termination. This Agreement shall automatically terminate upon
(i) the mutual agreement of Genzyme and the Distributor, (ii) at any time upon sixty (60) days prior written notice by Genzyme or the Distributor to the other, (iii) upon the insolvency or bankruptcy of either Genzyme or the Distributor, the making by either such party of an assignment for the benefit of creditors, the consent by either such party to the appointment of a trustee or receiver, or the appointment without its consent, of a trustee or receiver for it or for a substantial part of its property, or (iv) the institution by or against either such party of bankruptcy, reorganization, arrangement or insolvency proceedings. In addition, if either Genzyme or the Distributor shall breach the terms of this Agreement, the nonbreaching party may given written notice of the breach to the breaching party, and if said breach is not cured within 30 days following the giving of said notice, this Agreement shall at the option of the nonbreaching party be terminated. Late payment by the Distributor under the terms of Section 3.2(c) shall not constitute a breach of the terms of this Agreement sufficient to give rise to termination of this Agreement.

      (c) Return of Ceredase-Registered trademark- Enzyme. The Distributor shall cause the inventory of Ceredase-Registered trademark- enzyme then in the Distributor's possession to be returned to Genzyme, at Genzyme's cost. Each unit of Ceredase-Registered trademark- enzyme returned to Genzyme shall be credited in full payment for the amount due from the Distributor for that unit, except any units which are destroyed or damaged for which the Distributor shall bear the risk of loss in accordance with Section 3.3(d).

      (d) Survival of Obligations. Termination of this Agreement shall not relieve either Genzyme or the Distributor from any liability or obligation it had incurred prior to the date of such termination including, but not limited to, obligations to pay any outstanding unpaid amounts due pursuant to this Agreement and to accept returns of Ceredase-Registered trademark- enzyme in accordance with the provisions of this Agreement. It is the express intention and agreement of Genzyme and the Distributor that all the covenants, agreements, warranties, and indemnities contained in Sections 4.1, 4.5 and
4.7 shall survive the termination of this Agreement.

      4.3 Force Majeure. Neither Genzyme nor the Distributor shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time, and to the extent, such failure or delay is caused by riots, civil commotion, wars, hostilities between nations, embargoes, acts of God, earthquakes, storms, fires, strikes, sabotage, explosions, shortages of raw materials or power, or any other matter which is beyond the reasonable efforts of the party to control. This provision shall not excuse, or apply to, obligations of a party to make monetary payments hereunder.

      4.4 Independent Contractor. Subject to the requirements herein, the Distributor shall determine the time spent and the methods employed in carrying out its obligations hereunder, and the Distributor shall be solely responsible for the operation and management of its business. In entering into and carrying out its obligations under this Agreement, the Distributor is an independent contractor. Nothing in this Agreement, or in the relationship between Genzyme or the Distributor or in the activities of the Distributor, its agents or employees, shall be construed to make the Distributor, its agents or employees, an employee of, or joint venturer or partner with, Genzyme, or to empower any of them to bind or obligate Genzyme in any way. The Distributor further agrees that it will make no representations with respect to its relationship to Genzyme, except that it has contracted with Genzyme to act as a distributor of Ceredase-Registered trademark- enzyme and to perform the obligations set out herein. It is further agreed and understood that the Distributor is only contracting to provide certain specified services to, and purchases Ceredase-Registered trademark- enzyme from, Genzyme. Genzyme shall be responsible for all costs incurred in operating Genzyme's business, and Genzyme shall be solely responsible for the management and operation of its business.

      4.5   Confidentiality and Restrictive Covenant.

      (a) Protection of Documents. Each party has developed or may during the term hereof develop, certain formulae, products, methods of doing business, and other proprietary information which that party deems to be confidential and a trade secret. In the course of fulfilling each party's respective obligations hereunder, some of these formulae, products, methods and other proprietary information of one party will become known to another party hereto. Each of Genzyme and the Distributor agrees that it will not duplicate, make use of, or disclose, in any manner whatsoever, any information which is deemed to be confidential by the other such party (as provided in Section 4.5(b)), either during or after the term of this Agreement, without the express prior written consent of the other such party hereto.

      (b) Designation of Materials. In the event that any information deemed to be confidential by Genzyme or the Distributor is provided to the other such party or its employees or agents in writing, the party providing same shall mark the writing as confidential, prior to providing such information to the other such party. In the event that such information is provided in nonwritten form such as orally, by audio tape, by direct telephonic access to computer data bases, videotape or computer software or disc, the party claiming such information to be confidential shall, at the time such information is furnished to the other such party or within fifteen
(15) days thereafter, furnish to the other such party a written list containing a brief description of such item and designating such item as confidential. Upon termination of this Agreement, all such information, together with any copies thereof, of any information hereunder deemed, or designated by a party as, confidential shall be returned to the party who supplied the information. Notwithstanding the preceding provision, the following types of information provided by a party shall always be deemed confidential, whether or not so designated: patient medical records; patient and physician names and addresses; hospitals; clinics; number of patients on therapy; prescription files; costs of goods and supplies; the formula and composition of Ceredase-Registered trademark- enzyme; and financial records of party.

        (c) Exceptions. The restrictions in this Section 4.5 shall not apply (i) to any information which is not deemed confidential hereunder, or which has not been designated as confidential in the manner specified herein, (ii) to any information which was already known to the receiving party prior to its disclosure by the other party, as can be proven by competent evidence, (iii) to any information which is or becomes public knowledge thought no fault or failure of a party bound by this Agreement,
(iv) to any information which is independently developed by an employee of the receiving party who had no access to or knowledge of the information disclosed hereunder or (v) to any information which was rightfully obtained from a third party who was not subject to any restriction of confidentiality.

        (d) Covenant. PTI and Nova Factor each agree that during the term of this Agreement, and for a period of five years following the termination hereof, it will not undertake to distribute or supply any prescription drug for the treatment of Gaucher's disease other than Ceredase -Registered Trademark- enzyme, without the prior written consent of Genzyme. Furthermore, during the same period, and whether or not otherwise prohibited by the restrictions set out hereinabove, neither PTI nor Nova Factor will disclose to any other person or entity, or use for purposes of competing directly or indirectly with the sale of Ceredase -Registered Trademark- enzyme by
Genzyme: (i) the names of Patients or hospitals, clinics or physicians or number thereof provided Ceredase -Registered Trademark- enzyme by it pursuant to this Agreement, (ii) the volume of Ceredase -Registered Trademark- enzyme supplied to Ceredase -Registered Trademark- Enzyme Customers by it, (iii) the addresses of Patients, (iv) the referral sources of Ceredase -Registered Trademark- Enzyme Customers, (v) Genzyme's price for Ceredase -Registered Trademark- enzyme, or (vi) the service fees, if any, paid to it pursuant to this Agreement. This provision shall not prohibit disclosure of such information in the event that PTI or Nova Factor is requested or required by law or governmental regulations or by litigation discovery requests, subpoena, civil investigative demands or similar processes to disclose such information, nor shall it prohibit disclosure and use by PTI or Nova Factor or such information, if and as necessary in any litigation between PTI or Nova Factor and Genzyme. PTI shall continue to be bound by the terms of this Section 4.5, and by any comparable provisions of the Unamended Distribution Agreement and the Amended Distribution Agreement, notwithstanding PTI's assignment to Nova Factor of its duties and obligations hereunder and thereunder pursuant to the Assignment and Nova Factor's assumption of such duties and obligations pursuant to the Assignment and Section 4.12 hereof.

        4.6 Representations, Warranties and Covenants.

          (a) No Interference. Genzyme represents and warrants to the Distributor that Genzyme has the sole and exclusive right to manufacture and distribute Ceredase-Registered Trademark- enzyme and that the distribution of Ceredase-Registered Trademark- enzyme and the other activities to be performed by the Distributor hereunder do not, and will not, infringe upon or violate the rights of, any other party. Genzyme will protect, indemnify and hold the Distributor harmless from any claims of infringement of patent, trademark, mark name or proprietary rights by third parties relating to the Distributor's distribution of Ceredase-Registered Trademark- enzyme.

          (b) Governmental Approval. Genzyme further represents and warrants to the Distributor that all FDA and state approvals and permits required for Genzyme's manufacture, sale and distribution of Ceredase-Registered Trademark- enzyme have been obtained and that Genzyme has the corporate authority to authorize the Distributor to sell and distribute Ceredase -Registered Trademark- enzyme. Genzyme shall comply with all applicable FDA and state laws and regulations in the manufacture, design, testing, inspection, labeling, warning and instructions for use of Ceredase-Registered Trademark- enzyme, material to its performance under this Agreement.

          (c) Compliance with Laws, Licensure. The Distributor represents and warrants to Genzyme that the Distributor has materially complied with, shall continue to comply with, and nothing in the transactions contemplated by this Agreement would cause it not to be in compliance with, all federal and state laws, regulations and orders applicable to it and its business as a pharmacy, including all pharmacy laws. The Distributor possesses all federal and state governmental licenses and permits material to and necessary in its performance of this Agreement. Such licenses and permits are, and shall remain, in full force and effect, no violations are or have been recorded in respect of any such licenses or permits and no proceeding is pending or, to the knowledge of the Distributor, threatened to revoke or limit any thereof. The Distributor shall promptly notify Genzyme in the event that a proceeding is threatened or commenced to revoke or limit any such licenses or permit.

        4.7    Trade Names and Trademarks.

          (a) Use of the Name Ceredase -Registered Trademark- Enzyme. Genzyme grants to the Distributor the non-exclusive privilege to use, in connection with the stocking, sale and distribution of Ceredase -Registered Trademark- enzyme, the various trade names, trademarks, service marks and several other word and design marks which Genzyme associates with Ceredase -Registered Trademark- enzyme. The Distributor acknowledges that Genzyme is the exclusive owner of the various trade names, trademarks, service marks and several other word and design marks which Genzyme uses in connection with Ceredase -Registered Trademark- enzyme and the sales thereof, and that all goodwill associated with such is the property of and shall inure to the benefit of Genzyme. The Distributor agrees that Genzyme has the right to control the use or display thereof by the Distributor. This non-exclusive license is a limited license and may be terminated at any time by Genzyme. The Distributor shall discontinue the display or use of any such mark or name, or change the manner in which any such name or mark is displayed or used, upon request by Genzyme. The Distributor further agrees that;

                (i) No such name or mark will be used in such a manner that it may become a generic word, causing a loss of its protected status as such;

               (ii) The Distributor shall not use such names or marks, or any variant thereof, as the whole or an part of its title or the name of its business, except upon Genzyme's express written consent to such use;

               (iii) The Distributor shall not use such names or marks in any manner in connection with an effort to sell goods of others, whether or not such goods are competitive with Ceredase-Registered Trademark- enzyme, and shall not use such names or marks as part of its business name;

               (iv) The Distributor shall not use, or allow the use of, any name or mark which is likely to cause confusion, mistake or deception with respect to any of the trade names or trademarks of Genzyme; and

               (v) The Distributor shall not assert, acquire or attempt to acquire any rights or interests in or to, or contest or assist others in contesting, said names or marks of Genzyme.

Upon termination of this Agreement, the distributor shall discontinue any and all use of Genzyme's trademarks, trade names and any other identification with Genzyme and shall avoid any statement or implication that it is a distributor of Ceredase -Registered Trademark- enzyme. Notwithstanding the foregoing, upon the effective date of the Assignment, PTI shall discontinue any and all use of Genzyme's trademarks, trade names and any other identification with Genzyme and shall avoid any statement or implication that it is a distributor of Ceredase -Registered Trademark- enzyme.

        (b) Use of the Name PharmaThera -Registered Trademark-. The parties recognize that PHARMATHERA, INC. -Registered Trademark- is a registered trademark, and PTI hereby grants to Genzyme the non-exclusive privilege to use, in connection with the stocking and sale of Ceredase -Registered Trademark- enzyme, the various trade names, trademarks, service marks and the several other word and design marks which are associated with PHARMATHERA, INC. -Registered Trademark-. Genzyme acknowledges that PTI is the exclusive owner of the various trade names, trademarks, service marks and the several other word and design marks which are used in connection with the name PHARMATHERA, INC. -Registered Trademark- and that all good will associated with such is the property of and shall inure to the benefit of PTI. Genzyme agrees that PTI has the right to control the use or display thereof by Genzyme. This non-exclusive license is a limited license and may be terminated at any time by PTI. Genzyme shall discontinue the display or use of any such name or mark, or change the manner in which any such name or mark is displayed or used, upon request by PTI. Genzyme further agrees that;

                (i) No such name or mark shall be used in such a manner that it may become a generic word, causing the loss or its protected status as such;

                (ii) Genzyme shall not use such names or marks, or any variant thereof, as the whole or any part of its title or the name of its business, except upon PTI's express written consent to such use;

                (iii) Genzyme shall not use such names or marks in any manner in connection with an effort to sell goods of others and shall not use such names or marks as part of its business name;

                (iv) Genzyme shall not use, or allow the use of any name or mark which is likely to cause confusion, mistake or deception with respect to any of the trade names or trademarks of PTI; and

                (v) Genzyme shall not assert, acquire or attempt to acquire any rights or interests in or to, or contest or assist others in contesting, the names or marks of PTI.

Within 60 days after the effective date of the Assignment, Genzyme shall discontinue any and all use of PTI's trademarks, trade names and any other identification with PTI, and shall avoid any statement or implication that it is affiliated with PTI.

        4.8 Service to Others Businesses. Genzyme acknowledges that the Distributor offers its services to other businesses, and Genzyme agrees that no provision contained herein shall restrict or prohibit the Distributor from providing services to others in addition to Genzyme as long as the performance of said services does not violate the restrictions set out in
Section 4.5, or interfere with the performance of the Distributor's obligations hereunder.

        4.9 Records. To the extent required by Section 1861(b)(1)(I) of the Social Security Act, each of PTI and Nova Factor shall, upon proper request, allow the United States Department of Health and Human Services, the Comptroller General of the United States and their duly authorized representatives, access to this Agreement and to all books, documents and records necessary to verify the nature and extent of the costs of the services provided by it under this Agreement at any time during the term of this Agreement and for an additional period of four (4) years following the last date services are furnished under this Agreement by it.

      4.10 Specific Performance. Each of the parties hereto acknowledges that violation of Section 4.5 and 4.7 could cause irreparable damage to the party against whom the violation is committed which would not adequately be remedied by an action at law for damages. The parties agree that, in the event of a breach or threatened breach of any of these sections, the party alleging such breach shall be entitled to injunctive relief prohibiting such breach or threatened breach in any court of appropriate jurisdiction of the United States or of any state or other political subdivision thereof.

      4.11 Remedies Cumulative. The remedies provided herein shall be cumulative and shall not preclude any party from asserting any other rights or seeking any other remedies against any other party, or such other party's successors or permitted assigns, pursuant to this Agreement, as provided under other agreements and as provided by law. Nothing contained herein shall preclude a party from seeking equitable relief, where appropriate.

      4.12 Nonassignability and Subcontracting. This Agreement and the rights, duties, responsibilities, and liabilities of the parties hereto shall not be assigned by Genzyme or the Distributor without the prior written consent of the other party, except that no prior consent shall be required in the event of acquisition of all or substantially all of the assets of a party by an acquirer. The parties to this Agreement acknowledge that for a limited period of time, it may be necessary for the Distributor to arrange for the performance of certain of its obligations under this Agreement by a third party pursuant to an agreement between the Distributor and such third party. The Distributor shall not enter into such agreement without the prior written consent of Genzyme, which shall not be unreasonably withheld, provided that Nova Factor may enter into such an agreement with New Pharma Thera Inc. without the consent of Genzyme. Notwithstanding anything contained in the first sentence of this Section 4.12 to the contrary, Genzyme hereby consents to the assignment of PTI to Nova
Factor of its rights and obligations to and under this Agreement, the Unamended Distribution Agreement, the Amended Distribution Agreement, the Security Agreement and the Amended and Restated Security Agreement pursuant to the Assignment and agrees that, except as is otherwise expressly set forth in this Agreement, PTI shall be released from all liability hereunder and thereunder, subject to the condition that Genzyme shall have received, on or prior to the date hereof, that certain Amendment Number One to Guaranty Agreement, dated of even date herewith, executed by PTI, Nova Factor and Southern Health Systems, Inc. Nova Factor hereby acknowledges, and represents and warrants to Genzyme, that, effective July 1, 1994, Nova Factor has assumed pursuant to the Assignment all of the rights, duties, responsibilities and liabilities of PTI under this Agreement and under the Unamended Distribution Agreement, the Amended Distribution Agreement, the Security Agreement and the Amended and Restated Security Agreement.

      4.13 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Tennessee (excluding the choice of law rules thereof), and the laws of the State of Tennessee shall govern the rights, duties, liabilities and responsibilities created hereunder.

      4.14 Headings. All headings used herein are for ease of reference only and shall in no way be construed as interpreting, decreasing or enlarging the provisions of this Agreement.

      4.15 Effect. Subject to the provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors, administrators, trustees and permitted assigns.

      4.16 Modification. This Agreement, the Amended and Restated Security Agreement and that certain Guaranty Agreement, dated December 2, 1993, among Genzyme, PTI and Southern Health Systems, Inc., as amended by Amendment Number One to Guaranty Agreement, of even date herewith among Genzyme, PIT, Nova Factor and Southern Health Systems, Inc., constitute the entire agreement and understanding between the parties hereto in respect to the transactions contemplated herein and supersede all prior written or oral agreements, arrangements and understandings relating to the subject matter hereof. This Agreement may be amended, changed or modified only with the written consent of Genzyme and the Distributor.

      4.17 Notices. All notices, demands, requests, consents, reports, approvals or other communications which may be or are required to be given, served or sent pursuant to this Agreement shall be in writing and shall be hand delivered, or mailed by first class, registered or certified mail, return receipt requested, postage prepaid or transmitted by telegram, facsimile or by overnight courier addressed to Genzyme or the Distributor, as applicable, at its business addresses and to the attention of the individual set out following the signatures of the parties on the last page of this Agreement. Each party may designate by notice in writing a different person, or new address, to which any notice, demand, request, consent, report, approval or communication may thereafter be given, served or sent. Each notice, demand, request, consent, report, approval or communication mailed in the manner described above or delivered to a telegraph company or to an overnight courier, or by facsimile transmission shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered to the addressee (with the return receipt or delivery receipt or machine report, in the case of facsimile transmission, being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

      4.18 Waivers. No waiver of the breach of any provision of this Agreement shall be deemed a waiver of any other breach of or default under the same or any other provision hereof, nor will any waiver constitute a continuing waiver. No term or provision of this Agreement shall be waived except by a written instrument executed by a duly authorized officer of the waiving party and no course of dealing, act or omission to act shall operate as a waiver of any right, power or privilege granted to a party hereunder.

      4.19 Accreditation Standards. The services provided hereunder are designed to meet the applicable requirements stated in PH.1 through PH11.3 of the Standards for the Accreditation of Home Care-Pharmaceutical Services of the Joint Commission on Accreditation of Healthcare Organizations ("JCAHO"). In the performance of this Agreement the parties shall conform to the policies, standards and requirements of JCAHO, to the extent applicable.

      4.20 Severability. If any one or more of the provisions of this Agreement shall for any reason be held illegal or invalid, such illegality or invalidity shall not affect any other provision of this Agreement and this Agreement shall be enforced as if such illegal or invalid provision had not been contained herein.

      IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                       GENZYME CORPORATION


                                       By: /s/ illegible
                                           ---------------------------------
                                       Title: President Therapeutics
                                              ------------------------------
                                       Address: One Kendall Square
                                                Cambridge, Massachusetts 02139
                                                Attention: William Aliski



                                       PHARMATHERA, INC.


                                       By: /s/ Joel Kimbrough
                                           ---------------------------------
                                       Title: CEO - Illegible
                                              ------------------------------
                                       Address: Suite 107
                                                1785 Nonconnah Blvd.
                                                Memphis, Tennessee 38132
                                                Attention: Joel Kimbrough



                                       NOVA FACTOR, INC.


                                       By: /s/ Randy Grow
                                           ---------------------------------
                                       Title: C.O.O.
                                              ------------------------------
                                       Address: Suite 114
                                                1785 Nonconnah Blvd.
                                                Memphis, Tennessee 38132
                                                Attention: Randy Grow

                                    Exhibit A

                                 Section 3.2(b)
                        Basis for Calculating Inventory


                                      *

















* Omitted information is the subject of a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933 and has been filed separately with the Securities Exchange Commission.